Annual Report

December 31, 2000

T. Rowe Price
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International Stock Portfolio
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Dear Investor

     International stocks fell sharply during the second half of 2000 and for the year as a whole. The correction in telecom, media, and technology stocks that began in April became a full-fledged rout late in the year. As the New Economy darlings faded, value-oriented and defensive growth stocks rallied. The recovery in consumer, drug, and financial shares, however, failed to compensate for the steep decline in tech stocks, which dragged the markets lower.

PERFORMANCE REVIEW
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    Performance Comparison
    ----------------------------------------------------------------------------

     Periods Ended 12/31/00                     6 Months           12 Months

     International Stock
     Portfolio                                   -13.76%             -17.84%

     MSCI EAFE Index                              -10.42              -13.96

     Lipper Variable Annuity
     Underlying International Funds Average       -11.93              -14.72

     Fund performance during the 6- and 12-month periods ended December 31, 2000, trailed the MSCI EAFE Index and the Lipper average for similar funds. The portfolio's focus on growth stocks, including those in the technology and telecom sectors, and its lower exposure to recovering defensive shares hurt results compared with these benchmarks. The portfolio's underweighted position in Japan aided results, but lower exposure to Switzerland (where the financial sector was strong) and overweighting Taiwan and Korea (where technology stocks were weak) crimped performance. Within the telecom, media, and technology sectors, however, your portfolio's stocks outperformed those of the index.

     Overseas investors drove New Economy stocks higher in early 2000 on the expectation that their potential for powerful growth could be sustained. However, signs of moderating demand, profit warnings, and abundant new issuance finally pushed their share prices down to more realistic levels. Investors began to focus on cyclical and defensive stocks that had been beaten down, including insurers, utilities, food producers, pharmaceuticals, and banks. Energy stocks also rallied on higher oil and gas prices.

     Broader concerns weighing on the equities markets included slower economic growth, high oil prices, and - until late in the year - euro weakness. Economic growth eased in Europe, but the euro staged a recovery in the fourth quarter, cutting its losses to just 6% against the U.S. dollar for the year and 2% for the second half. In Japan the consumer sector remained weak, and rising bankruptcies failed to alleviate concerns about unemployment. Economic growth in the rest of Asia was strong, although financial instability and political turmoil plagued South Korea and Taiwan. Latin American stocks held up better than those in other emerging markets thanks to greater political stability and healthier economies.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

     At the end of December, Europe represented 69% of net assets, up from 60% in June. Within Europe, the U.K. remained our largest country exposure at about 24% of net assets, up from 18%. We had 17% invested in Japan, down from 19% in June. Elsewhere in the Far East, the weighting fell from 6% to 4%, while in Latin America, 3% of the portfolio was split between Mexico and Brazil. The portfolio is underweighted in Europe and Japan relative to the EAFE Index, and overweighted in the Far East and Latin America. The changes in regional allocations resulted from differences in local performance, as well as from sales of non-European stocks. Purchases included banks and commercial services companies with strong market positions and restructuring potential, as well as selected technology and media stocks with valuable assets that we thought were oversold. We reduced holdings we found fully valued and those facing regulatory changes, particularly in telecom services.

Geographic Diversification

Europe                                               69%
Japan                                                17%
Other and Reserves                                    7%
Far East                                              4%
Latin America                                         3%

Based on net assets as of 12/31/00

Europe

     Losses in the European markets were muted because of the greater presence of defensive stocks and relatively stronger currencies. Sharp declines in major telecom companies and technology stocks dragged France and Germany down, and the once highflying Sweden and Finland plummeted as LM Ericsson (Sweden) and Nokia (Finland) fell. In contrast, strong financials, pharmaceuticals, and food and beverage groups, coupled with a lack of large technology stocks, accounted for better performance in Switzerland and the U.K.

Market Performance


                                                       Local
  Six Months                            Local       vs. U.S.            U.S.
  Ended 12/31/00                     Currency        Dollars         Dollars

  France                               -7.73%         -2.06%          -9.63%
  Germany                               -6.69          -2.06           -8.61
  Hong Kong                             -1.89          -0.06           -1.94
  Italy                                 -2.81          -2.06           -4.81
  Japan                                -18.00          -7.35          -24.03
  Mexico                               -16.98           1.84          -15.45
  Netherlands                           -2.85          -2.06           -4.84
  Singapore                             -6.27          -0.29           -6.54
  Sweden                               -22.57          -7.04          -28.02
  Switzerland                            6.27           0.35            6.63
  United Kingdom                         1.56          -1.32            0.22

Source: RIMES Online, using MSCI indices

o    Telecom

     European governments began to auction off the spectrum that telecom operators need to provide third- generation, Internet-compatible mobile telephone services. In the U.K., companies paid unexpectedly high prices, and in Germany, a surprisingly large number of licenses were sold at generally steep prices. Stocks such as British Telecom and Deutsche Telekom fell as investors worried about the high costs for services that will not be rolled out until 2002, with more players than expected in the important German market. In addition, there were fears that until the new services are launched, mobile telecom growth may slow because European penetration is already around 50%. However, auction prices in Italy and Switzerland came in lower than projected, providing some relief for the sector. Diversified telecoms, in which your portfolio is underweight, performed significantly worse than wireless providers, including Vodafone Group and Telecom Italia Mobile, because earnings from traditional fixed-line services fell.

o    Technology

     Doubts about telecom service provider growth and profitability caused concern about telecom equipment companies. Despite increasing its market share to more than 30% worldwide and posting better-than-expected results, handset manufacturer Nokia fell as investors worried about future growth prospects. Results of the handset businesses at Ericsson and Philips Electronics were disappointing, and news from other players in the market also indicated that demand for handsets was healthy but softening. This development, combined with reports of poor PC sales in Europe, hurt businesses that produce components such as semiconductors. Netherlands-based chip equipment manufacturer ASM Lithography and specialized chipmaker STMicroelectronics of France fell sharply. Optical network equipment producers such as Alcatel performed better, but as the broader sector fell, so did they.

o    Financials

     Financial companies continued to restructure and make acquisitions. Strong results lifted Royal Bank of Scotland Group, a major holding, which is reaping the benefits of restructuring and cost-cutting after last year's acquisition of U.K. bank NatWest. In Italy, banks Banca Intesa and UniCredito Italiano, as well as insurer Alleanza Assicurazioni, performed well. Banca Intesa has a new, highly regarded CEO and has gained full control of a large subsidiary, enabling the company to fully integrate its businesses, cut costs, and reap synergies. Swiss bank UBS acquired U.S. financial services group PaineWebber for $12 billion.

o    Food and Beverage

     Defensive qualities supported the strong performance of food manufacturers. In addition, Cadbury Schweppes, Nestle, and Unilever demonstrated that restructuring is improving their performance. Having sold most of its soft drink interests last year, Cadbury Schweppes has focused on acquiring selected higher growth operations such as Snapple. Nestle concentrated on improving margins in core businesses and began discussions about buying General Mills' stake in their ice cream partnership that includes the Haagen Dazs brand. Unilever sold non-core fragrance and cosmetics businesses, and sales of its top brands accelerated.

o    Pharmaceuticals

     Sanofi-Synthelabo, Aventis, and AstraZeneca Group were solid performers. Demand for Sanofi's three "blockbuster" drugs grew strongly, and Aventis' low vulnerability to expiring patents attracted investors. AstraZeneca climbed as new drugs with encouraging prospects were approved or launched and it spun off its lower-return agricultural unit.


Sector Diversification

 Percent of
 Net Assets                                    6/30/00            12/31/00
--------------------------------------------------------------------------------

    Services                                    33.9%               25.5%
    Finance                                     18.5                23.7
    Capital Equipment                           19.2                17.6
    Consumer Goods                              13.8                15.8
    Energy                                       6.3                 8.0
    Multi-industry                               1.5                 3.1
    Materials                                    1.5                 2.4
    Reserves                                     5.3                 3.9

    Total                                      100.0%              100.0%


o    Japan

     Deteriorating prospects for the economy and global demand for electronics, banks' sales of cross-shareholdings, and record bankruptcies hurt Japan's stock market. Weakness was broadly based, and only a few cyclical and defensive sectors rose. Banks, pharmaceuticals, and consumer goods declined moderately, but telecom and technology stocks fell more sharply. As a result of the controversy surrounding Bridgestone's Firestone-brand tires, the stock and its sector suffered. Your fund had only a small position in Bridgestone, which we sold shortly after the initial allegations surfaced.

o    Banks

     The bankruptcies of major companies depressed bank stocks to multiyear lows. Your portfolio remains underweight in Japanese banks. As fears diminished and investors continued to avoid telecom and technology stocks, the banking sector recovered somewhat. The banks resisted some requests for debt forgiveness, and the government refused to rescue a major retailer. Despite these signs of progress, Japan needs to show a greater willingness to let insolvent businesses collapse. Banks continued their sales of holdings in one another's shares and in other Japanese companies. The merger of Daichi Kangyo, IBJ, and Fuji Bank proceeded, and the merged group, Mizuho Holdings, was listed on the stock market.

o    Technology and Consumer Electronics

     Profit warnings and reduced forecasts from customers and competitors quickly affected Japanese technology stocks. While certain companies reported better-than-expected results, most earnings reports reflected slower growth or the impact of restructuring costs. The fact that demand remained at strong absolute levels failed to satisfy investors. Component manufacturers exposed to the decelerating handset and semiconductor markets, including NEC, Toshiba, and Kyocera, tumbled. Canon strengthened its position in laser printers and copiers, benefiting from Xerox's difficulties. However, rapidly deteriorating semiconductor demand forecasts hurt Canon's performance as well as that of Tokyo Electron, because both make semiconductor capital equipment. Sony retraced its steps from the high level reached in the runup to its PlayStation 2 launch, because it could not meet demand. Consumer electronics group Matsushita Electric Industrial
     (MEI) and handset producer Murata Manufacturing performed better than most technology companies. A recent management change and its restructuring plan supported MEI, while Murata's position as Nokia's leading supplier helped relative performance.

o    Telecoms

     After increased pressure from the U.S., Japan's telecom regulator reduced the rates that Japan's dominant, government controlled telecom, Nippon Telegraph & Telephone (NTT), can charge. Lower interconnection charges for new telecom companies and other changes are expected to increase competition and reduce margins. International pressure also helped push the government to reduce its stake in NTT below 50%, which hurt NTT's performance. The "i-mode" Internet-compatible mobile service offered by NTT's mobile subsidiary, NTT DoCoMo, continued to outstrip forecasts, and the number of subscribers exceeded 15 million by year-end. Nonetheless, wireless penetration is high in Japan, prices for services are falling, and DoCoMo is expensive relative to international peers, so we reduced our position. Later in the period, DoCoMo made its most significant international investment, taking a 16% stake in AT&T Wireless of the U.S. Investors were discouraged because DoCoMo will not gain any revenues or royalties from providing its Internet-compatible mobile service expertise. DoCoMo's plans to issue $9 billion worth of new shares, plus news that Vodafone was acquiring a 15% stake in Japan's third-largest telecom, Japan Telecom, which has a mobile subsidiary, sent DoCoMo sharply lower.

Far East and Other

     Strong oil prices, slowing global growth, and tumbling technology shares hurt markets across Asia. High levels of stock issuance planned for the coming quarters also dampened regional performance. Local problems added to the pressure on South Korea and Taiwan. In India, economic reforms continued and the more diversified stock market performed better. Economic data and company results mostly met or exceeded expectations. Financials rebounded as it became more likely that U.S. interest rates would be cut in early 2001. The leading performers in your portfolio included Hong Kong banks HSBC Holdings and Dao Heng Bank Group, as well as United Overseas Bank in Singapore. Because of its significant property interests, Hong Kong-based conglomerate Cheung Kong Holdings, parent of telecom-to-ports group Hutchison Whampoa, was also a market leader.

o    Telecom

     In contrast to new competitors seeking financing, the fact that Australia's dominant telecom, Telstra, is well funded helped it outperform. China Mobile (Hong Kong), registered in Hong Kong but providing services across China, continued to enjoy strong growth, but fell along with the global wireless sector. China Mobile was also hurt by rumors that the Chinese government was about to change tariffs. We sold competitor China Unicom on concern about regulatory changes.

o    Technology

     Technology stocks, including Samsung Electronics, whose products include DRAM chips and wireless phones, and Taiwan Semiconductor Manufacturing
     (TSMC) fell sharply due to slower demand for wireless handset components, weak PC sales, and falling chip prices. Following earlier shortages, manufacturers over-ordered components, but demand failed to meet expectations, and prices fell. Both companies announced outstanding third-quarter results in October, but by year-end the rapid slowdown prompted Samsung to limit expansion plans and TSMC to issue a profit warning.

Latin America

     Your portfolio's reduced exposure to Latin America (to 3% from 4% in June) reflects weak performance as well as our decision to trim telecom holdings. The falling U.S. stock market and slower U.S. growth outlook dragged Mexico down, while Argentina's political and economic problems weakened Brazil's performance.

     In both countries banks rose strongly, helping to offset the negative impact of other sectors. Telecom service providers Telefonos de Mexico (Telmex) and Telebras (Brazil) performed poorly, due to the global sector decline as well as regulatory changes that will increase competition. We reduced our exposure to both stocks. Strong oil prices, a successful listing on the New York Stock Exchange, and the Brazilian government's steps to remove limits on oil and gas prices enabled oil major Petroleo Brasileiro (Petrobras) to rise, although it gave back some gains toward year-end. We added slightly to our holdings.

INVESTMENT OUTLOOK

     In Europe, increasing management focus on returns and fiscal reforms should aid earnings growth. The backdrop for stocks should also improve as interest rates and oil prices peak and the undervalued euro begins to recover. In Japan, the economic environment is more challenging, but valuations are moving toward the bottom of their recent ranges. Although it is difficult to see a short-term catalyst for the Japanese stock market, the downside appears limited. Elsewhere in Asia, further market liberalization, structural reforms, and improved corporate governance are essential if the region's superior long-term economic growth is to translate into strong stock market performance. Recent improvement in political stability and economic health bode well for Mexico and Brazil.

     Internationally, economies have been slowing, but we expect them to strengthen by the second half of 2001. Technology sector earnings growth is likely to ease from recent peaks but should remain significantly above that of other sectors. Due to the near-term uncertainty about economic growth, oil prices, technology trends, and the direction of the euro, markets could continue to be weak or volatile. However, we expect these factors to mitigate in coming months, and we remain cautiously optimistic about the prospects for the portfolio in the year ahead.

     Respectfully submitted,

     John R. Ford, President
     T. Rowe Price International Funds, Inc.

     January 23, 2001


Portfolio Highlights
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Twenty-Five Largest Holdings
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                                                             Percent of
                                                             Net Assets
                                                               12/31/00

     GlaxoSmithKline, United Kingdom                              3.3%

     Royal Bank of Scotland Group, United Kingdom                 2.7

     Nokia, Finland                                               2.5

     Vodafone Group, United Kingdom                               2.3

     TotalFinaElf, France                                         2.1

     Shell Transport & Trading, United Kingdom                    1.8

     ING Groep, Netherlands                                       1.7

     Reed International, United Kingdom                           1.7

     Aventis, France                                              1.6

     Granada Compass, United Kingdom                              1.5

     Vivendi Universal, France                                    1.5

     Banca Intesa, Italy                                          1.5

     Sony, Japan                                                  1.4

     Nestle, Switzerland                                          1.4

     AXA, France                                                  1.3

     LM Ericsson, Sweden                                          1.3

     Philips Electronics, Netherlands                             1.2

     VNU, Netherlands                                             1.2

     Cable & Wireless, United Kingdom                             1.2

     Canon, Japan                                                 1.2

     BNP Paribas, France                                          1.1

     Murata Manufacturing, Japan                                  1.1

     UBS, Switzerland                                             1.0

     AstraZeneca Group, United Kingdom                            1.0

     WPP Group, United Kingdom                                    1.0

     Total                                                       39.6%


Note: Table excludes reserves.


Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

International Stock Portfolio
--------------------------------------------------------------------------------
Date                                                              International
                                                                Stock Portfolio
                                                      Lipper         Underlying
                                    MSCI EAFE       Variable      International
                                        Index        Annuity      Funds Average

  3/31/1994                            10,435         10,103             10,180
  12/31/1995                           12,380         13,003             12,982
  12/31/1997                           12,635         13,831             13,383
  12/31/1998                           15,204         15,866             15,505
  12/31/1999                           19,355         22,071             20,672
  12/31/2000                           16,653         18,697             16,984


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

International Stock Portfolio
--------------------------------------------------------------------------------

Periods Ended 12/31/00
                                                          Since     Inception
               1 Year        3 Years      5 Years     Inception          Date

               -17.84           8.27%        8.46%         8.16%    3/31/1994

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance companys separate account. If these were included, performance would have been lower.


T. Rowe Price International Stock Portfolio
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

Year Ended               12/31/00   12/31/99   12/31/98   12/31/97    12/31/96

NET ASSET VALUE
Beginning of period      $  19.04   $  14.52   $  12.74   $  12.64   $  11.26

Investment activities
Net investment income
(loss)                      (0.07)      0.12       0.17       0.12       0.09

Net realized and
unrealized gain (loss)      (3.46)      4.69       1.84       0.27*      1.55

Total from
investment activities       (3.39)      4.81       2.01       0.39       1.64

Distributions
  Net investment income      (0.10)    (0.07)     (0.17)      (0.12)   (0.17)

  Net realized gain         (0.48)     (0.22)     (0.06)     (0.06)     (0.09)

  In excess of net
  realized gain                 -          -          -      (0.11)         -

  Total distributions       (0.58)     (0.29)     (0.23)     (0.29)     (0.26)

NET ASSET VALUE

End of period            $  15.07   $  19.04   $  14.52   $  12.74   $  12.64

Ratios/Supplemental Data
Total return (diamond)      33.32%     15.86%      3.09%     14.70%

Ratio of total expenses to
average net assets           1.05%      1.05%      1.05%      1.05%      1.05%

Ratio of net investment
income (loss) to average
net assets                   0.43%      0.83%      1.25%      1.10%      1.22%

Portfolio turnover rate      41.7%      25.4%      18.1%      16.6%       9.7%

Net assets, end of period
(in thousands)            $662,159    $707,330  $497,946   $369,400    $210,746

     (diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Stock Portfolio
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Portfolio of Investments
--------------------------------------------------------------------------------
December 31, 2000

                                                  Shares               Value
--------------------------------------------------------------------------------
                                                                In thousands
AUSTRALIA  1.4%

     Common Stocks 0.9%

     Brambles Industries                          67,000           $   1,566

     Publishing & Broadcasting                   301,000               2,185

     Telstra                                     594,744               2,125
                                                                       5,876

     Preferred Stocks 0.5%
     News                                        507,932               3,617
                                                                       3,617

     Total Australia (Cost $10,499)                9,493

     BELGIUM 0.8%
     Common Stocks 0.8%

     Dexia (EUR)                                  12,675               2,292

     Fortis B (EUR)                               89,222               2,899

     UCB (EUR)                                     9,720                 360

     Total Belgium (Cost $3,658)                   5,551


BRAZIL  1.3%

     Common Stocks 0.7%

     Petroleo Brasileiro (Petrobras)
     ADR (USD)                                    44,800               1,131

     Telebras ADR (USD)                           38,835               2,830

     Unibanco GDR (USD)                           25,802                 760
                                                                       4,721
     Preferred Stocks 0.6%
     Petroleo Brasileiro (Petrobras)             165,020               3,874

                                                                       3,874

     Total Brazil (Cost $8,287)                                        8,595

     CANADA 1.2%
     Common Stocks 1.2%

     Alcan Aluminum                               56,700               1,941

     Celestica (USD)
     (miscellaneous footnote symbol) *            72,757               3,947

     Nortel Networks (USD) *                      12,500                 401

     Nortel Networks                              25,520                 820

     Royal Bank of Canada                         30,380               1,030

     Total Canada (Cost $6,442)                    8,139

     DENMARK 0.1%
     Common Stocks 0.1%

     Tele Danmark                                  8,640                 352

     Total Denmark (Cost $389)                                           352


FINLAND  2.5%

     Common Stocks 2.5%

     Nokia (EUR)                                 374,068           $  16,684

     Total Finland (Cost $6,195)                  16,684

     FRANCE 13.2%
     Common Stocks 13.2%

     Alcatel (EUR)                               102,750               5,837

     Altran Technologies (EUR)
     (miscellaneous footnote symbol)               5,530               1,251

     Aventis (EUR)                               102,892               9,034

     Aventis (DAX Exchange) (EUR)                 15,387               1,342

     AXA (EUR)
     (miscellaneous footnote symbol)              60,448               8,741

     BNP Paribas (EUR)                            81,680               7,171

     Bouygues (EUR)
     (miscellaneous footnote symbol)              24,740               1,121

     Canal Plus (EUR)
     (miscellaneous footnote symbol)               3,680                  13

     Cap Gemini (EUR)
     (miscellaneous footnote symbol)              11,990               1,934

     Compagnie de St. Gobain (EUR)                19,720               3,098

     Groupe Danone (EUR)                           4,850                 731

     Hermes International (EUR)
     (miscellaneous footnote symbol)               8,550               1,212

     L'Oreal (EUR)                                10,440                 895

     Lafarge (EUR)                                 3,884                 326

     Legrand (EUR)                                14,560               2,939

     LVMH (EUR)                                   10,945                 725

     Sanofi-Synthelabo (EUR)                      94,812               6,321

     Schneider Electric (EUR)                     12,472                 910

     Societe Generale (EUR)                       21,436               1,333

     Societe Television
     Francaise 1 (EUR)
     (miscellaneous footnote symbol)              91,490               4,940

     Sodexho Alliance (EUR)
     (miscellaneous footnote symbol)               5,297                 981

     STMicroelectronics (EUR)
     (miscellaneous footnote symbol)              62,929               2,748

     TotalFinaElf (Class B) (EUR)                 92,379              13,740

     Vivendi (EUR)
     (miscellaneous footnote symbol)             149,754               9,857

     Total France (Cost $64,757)                                      87,200

     GERMANY 4.0%
     Common Stocks 4.0%

     Allianz (EUR)                                12,580               4,709

     Bayer (EUR)                                  27,972               1,467

     Bayerische Hypo-und
     Vereinsbank (EUR)
     (miscellaneous footnote symbol)              68,750               3,893

     Deutsche Bank (EUR)
     (miscellaneous footnote symbol)              76,064               6,393

     Deutsche Telekom (EUR)
     (miscellaneous footnote symbol)              17,091                 515

     E.On (EUR) *                                 52,750               3,210

     Gehe (EUR)                                   41,611               1,572

     Rhoen-Klinikum (EUR)                         11,350           $     637

     SAP (EUR)                                    28,240               3,283

     Siemens (EUR)
     (miscellaneous footnote symbol)               7,943               1,038

     Total Germany (Cost $23,112)                                     26,717

     HONG KONG 2.3%
     Common Stocks 2.3%

     Cheung Kong Holdings
     (miscellaneous footnote symbol)             295,000               3,773

     China Mobile (Hong Kong) *                  787,000               4,298

     Dao Heng Bank Group                         123,000                 702

     Henderson Land Development                  119,000                 606

     Hutchison Whampoa                           374,200               4,666

     Pacific Century CyberWorks
     (miscellaneous footnote symbol)           1,493,227                 957

     Total Hong Kong (Cost $9,853)                15,002

     INDIA 0.7%
     Common Stocks 0.7%

     Global Tele-Systems                          82,000               1,409

     Hindustan Lever                             402,000               1,782

     ICICI                                       342,000                 697

     ICICI ADR (USD) *                            74,347                 781

     Total India (Cost $7,215)                                         4,669

     IRELAND 0.2%
     Common Stocks 0.2%

     SmartForce ADR (USD)                         38,411               1,442

     Total Ireland (Cost $1,168)                                       1,442

     ITALY 6.0%
     Common Stocks 6.0%

     Alleanza Assicurazioni (EUR)                226,000               3,601

     Assicurazioni Generali (EUR)                 47,400               1,883

     Banca Intesa (EUR)
     (miscellaneous footnote symbol)           2,000,030               9,616

     Bipop-Carire (EUR)
     (miscellaneous footnote symbol)             285,000               1,860

     ENI (EUR)                                   724,655               4,627

     Mediaset (EUR)                               56,000                 668

     Mediolanum (EUR)                            119,295               1,520

     Olivetti (EUR)
     (miscellaneous footnote symbol)           1,030,266               2,462

     San Paolo IMI (EUR)                          28,041                 453

     Technost                                    423,800               1,124

     Telecom Italia (EUR)
     (miscellaneous footnote symbol)             168,302               1,862

     Telecom Italia Mobile (EUR)
     (miscellaneous footnote symbol)             626,784               5,003

     UniCredito Italiano (EUR)
     (miscellaneous footnote symbol)             954,601               4,993

     Total Italy (Cost $30,063)                                       39,672


JAPAN  16.7%

     Common Stocks 16.7%

     Canon                                       224,000           $   7,838

     DDI                                             121                 583

     East Japan Railway                              158                 926

     Fanuc                                        36,100               2,454

     Fuji Television Network                         275               1,915

     Fujitsu                                     115,000               1,694

     Furukawa Electric                            53,000                 925

     Hitachi                                      93,000                 828

     Ito-Yokado                                   21,000               1,047

     Kao                                          42,000               1,220

     Kokuyo                                       55,000                 817

     Kyocera                                      51,900               5,661

     Makita                                       72,000                 504

     Marui (miscellaneous footnote symbol)       167,000               2,520

     Matsushita Communication
     Industrial                                   15,700               1,971

     Matsushita Electric Industrial              246,000               5,875

     Mitsui Fudosan                              469,000               4,656

     Mizuho Holdings
     (miscellaneous footnote symbol)                 856               5,301

     Murata Manufacturing                         59,400               6,962

     NEC                                         360,000               6,581

     Nippon Telegraph & Telephone                    782               5,630

     Nomura Securities                           271,000               4,871

     NTT DoCoMo                                      202               3,481

     Sankyo                                       94,000               2,253

     Seven-Eleven Japan                           45,000               2,559

     Shin-Etsu Chemical                           55,000               2,117

     Shiseido                                    112,000               1,249

     Softbank                                      4,200                 146

     Sony                                        135,600               9,370

     Sumitomo
     (miscellaneous footnote symbol)             174,000               1,251

     Sumitomo Bank
     (miscellaneous footnote symbol)             410,000               4,207

     TDK                                          21,000               2,043

     Tokyo Electron                               34,400               1,890

     Toshiba                                     680,000               4,544

     Yamanouchi Pharmaceutical                   104,000               4,494

     Total Japan (Cost $110,665)                                     110,383


     LUXEMBOURG 0.1%

     Common Stocks 0.1%

     Societe Europeenne des Satellites
     (Class A) (EUR)                               2,729           $     410

     Total Luxembourg (Cost $427)                                        410

     MEXICO 1.6%
     Common Stocks 1.6%

     Femsa UBD, Units (Represents 1
     Series B and 4 Series
     D shares)                                   533,290               1,592

     Grupo Iusacell ADR (USD) *                   55,000                 536

     Grupo Televisa GDR (USD) *                  118,245               5,313

     Telefonos de Mexico (Telmex)
     (Class L) ADR (USD)                          74,652               3,369

     Total Mexico (Cost $11,443)                                      10,810

     NETHERLANDS 6.8%
     Common Stocks 6.8%

     ABN Amro Holding (EUR)                       34,142                 777

     Akzo Nobel (EUR)                              7,184                 386

     ASM Lithography (EUR)                       132,830               3,017

     Elsevier (EUR)                               74,490               1,095

     Equant (EUR)                                 10,988                 287

     Fortis (EUR)                                108,960               3,540

     ING Groep (EUR) *                           142,595              11,392

     KPN (EUR)                                    15,718                 181

     Philips Electronics (EUR)                   225,859               8,276

     Royal Dutch Petroleum (EUR)                  87,520               5,363

     United Pan-Europe
     Communications (EUR)                         14,117                 144

     VNU (EUR)                                   162,440               7,985

     Wolters Kluwer (EUR)                         99,272               2,707

     Total Netherlands (Cost $36,118)                                 45,150

     NORWAY 0.3%
     Common Stocks 0.3%

     Orkla (Class A) *                            93,020               1,840

     Total Norway (Cost $1,417)                                        1,840


     PORTUGAL 0.3%

     Common Stocks 0.3%

     Jeronimo Martins (EUR)                       45,280           $     468

     Portugal Telecom (EUR)                      164,260               1,502

     Total Portugal (Cost $1,903)                                      1,970

     SINGAPORE 0.9%
     Common Stocks 0.9%

     DBS Group Holdings                           62,000                 702

     Flextronics International (USD)              44,300               1,262

     Singapore Telecommunications                476,000                 739

     United Overseas Bank                        444,424               3,336

     Total Singapore (Cost $5,861)                 6,039

     SOUTH KOREA 0.7%
     Common Stocks 0.7%

     Korea Telecom ADR (USD)                      62,200               1,928

     Pohang Iron & Steel ADR (USD)                39,194                 610

     Samsung Electronics                          17,796               2,223

     Total South Korea (Cost $5,255)                                   4,761

     SPAIN 2.9%
     Common Stocks 2.9%

     Banco Bilbao Vizcaya
     Argentaria (EUR)                            344,966               5,134

     Banco Santander Central
     Hispano (EUR)                               402,472               4,309

     Empresa Nacional de
     Electricidad (EUR) *                        184,528               3,145

     Repsol (EUR)                                125,023               1,998

     Telefonica (EUR) *                          185,404               3,064

     Telefonica ADR (USD) *                       27,742               1,387

     Total Spain (Cost $17,112)                                       19,037

     SWEDEN 3.6%
     Common Stocks 3.6%

     Atlas Copco (Class B) *                      17,780                 372

     Electrolux (Class B)                         75,690                 982

     Hennes & Mauritz (Class B)
     (miscellaneous footnote symbol)             139,220               2,154

     LM Ericsson (Class B)                       728,860               8,301

     Nordea
     (miscellaneous footnote symbol) *           691,888               5,264

     Sandvik                                      21,720                 522

     Securitas (Class B)
     (miscellaneous footnote symbol)             347,852               6,449

     Total Sweden (Cost $24,991)                                      24,044


SWITZERLAND  4.4%

     Common Stocks 4.4%

     ABB                                          35,830           $   3,757

     Adecco                                        4,907               3,088

     Credit Suisse Group *                        15,540               2,953

     Nestle                                        3,967               9,251

     Roche Holding                                   322               3,280

     UBS                                          41,766               6,815

     Total Switzerland (Cost $20,048)                                 29,144

     TAIWAN 0.4%
     Common Stocks 0.4%

     Taiwan Semiconductor
     Manufacturing                             1,036,136               2,487

     Total Taiwan (Cost $3,346)                                        2,487

     UNITED KINGDOM 23.7%
     Common Stocks 23.7%

     Abbey National                               62,000               1,127

     AstraZeneca Group                           133,050               6,688

     Autonomy Corporation
     (miscellaneous footnote symbol)               9,500                 272

     BG Group                                     92,620                 367

     BP Amoco                                    362,000               2,923

     British Telecom                             250,000               2,138

     Cable & Wireless                            585,800               7,910

     Cadbury Schweppes                           347,320               2,402

     Celltech Group                              104,200               1,829

     Centrica                                    186,700                 712

     David S. Smith Holdings                     121,000                 306

     Diageo                                      462,980               5,192

     Dimension Data                               67,500                 464

     Electrocomponents                            99,000                 974

     GKN                                          23,000                 246

     GlaxoSmithKline                             775,498              21,917

     Granada Compass                             932,680           $   9,922

     Granada Media                                57,994                 369

     Hays                                        384,600               2,231

     Hilton Group                                147,000                 456

     HSBC Holdings (HKD)                         109,600               1,630

     Kingfisher                                  330,500               2,422

     Lattice Group                                92,620                 208

     Marconi                                     323,300               3,476

     Reckitt Benckiser                            63,000                 870

     Reed International                        1,080,000              11,305

     Rio Tinto                                   259,000               4,527

     Royal Bank of Scotland Group                766,400              18,095

     Shell Transport & Trading                 1,421,500              11,669

     Standard Chartered *                        236,000               3,405

     Tesco                                       692,900               2,826

     Tomkins                                     753,592               1,668

     Unilever                                    336,035               2,874

     United News & Media                         123,600               1,567

     Vodafone Group                            4,170,694              15,279

     WPP Group                                   505,000               6,585

     Total United Kingdom (Cost $142,282)                            156,851

     UNITED STATES 7.0%
     Money Market Funds 7.0%

     Reserve Investment Fund
     6.69% (miscellaneous footnote symbol)     46,082,143             46,082

     Total United States (Cost $46,082)                               46,082

     Total Investments in Securities
     103.1% of Net Assets (Cost $598,588)                          $ 682,524

     Other Assets Less Liabilities                                   (20,365)

     NET ASSETS                                                    $ 662,159
                                                                   _________

(diamond)  Seven-day yield

*  Non-income producing
#  All or a portion of this security is on loan at December 31, 2000 - See
   Note 2
ADR  American Depository Receipt
EUR  Euro
GDR  Global Depository Receipt
HKD  Hong Kong dollar
USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Stock Portfolio
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
December 31, 2000
In thousands

Assets

  Investments in securities, at value (cost $5$    682,524

  Securities lending collateral                     51,235

  Other assets
                                                                          3,774

  Total assets                                     737,533

  Liabilities

  Obligation to return securities lending coll      51,235

  Other liabilities                                 24,139

  Total liabilities                                 75,374

  NET ASSETS                                  $    662,159
                                                                   ____________

  Net Assets Consist of:

  Accumulated net investment income -
  net of distributions                        $        640

  Accumulated net realized gain/loss -
  net of distributions                              (6,040)

  Net unrealized gain (loss)                        83,926

  Paid-in-capital applicable to 43,935,238 shares of
  $0.0001 par value capital stock outstanding;
  1,000,000,000 shares of the Corporation auth     583,633

  NET ASSETS                                  $    662,159
                                                                   ____________

  NET ASSET VALUE PER SHARE                                        $      15.07
                                                                   ____________

  The accompanying notes are an integral part of these financial statements.

  Statement of Operations
  T. Rowe Price International Stock Portfolio
  In thousands

  Year
  Ended
  12/31/00
  Investment Income (Loss)

  Income

  Dividend (Net of foreign taxes of $1,047)   $      8,272

  Interest (Net of foreign taxes of $5)              1,988

  Securities lending                                   312

  Total income                                      10,572

  Expenses

  Investment management and administrative           7,523

  Net investment income (loss)                       3,049

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)
  Securities                                        10,746

  Futures                                             (108)

  Foreign currency transactions                     (1,144)

  Net realized gain (loss)                           9,494

  Change in net unrealized gain or loss

  Securities                                      (141,058)

  Futures                                             (689)

  Other assets and liabilities denominated in
  foreign currencies                                    23

  Change in net unrealized gain or loss           (141,724)

  Net realized and unrealized gain (loss)         (132,230)

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                      $   (129,181)
                                                                   ____________

  The accompanying notes are an integral part of these financial statements.

  Statement of Changes in Net Assets
  T. Rowe Price International Stock Portfolio
  In thousands

  Year
  Ended
                                                  12/31/00             12/31/99
  Increase (Decrease) in Net Assets

  Operations

  Net investment income (loss)                $      3,049         $      4,530

  Net realized gain (loss)                           9,494               20,576

  Change in net unrealized gain or loss           (141,724)             150,246

  Increase (decrease) in net assets
  from operations                                 (129,181)             175,352

  Distributions to shareholders

  Net investment income                             (4,248)              (2,521)

  Net realized gain                                (20,384)              (7,924)

  Decrease in net assets from
  distributions                                    (24,632)             (10,445)

  Capital share transactions *

  Shares sold                                    1,406,771              372,834

  Distributions reinvested                          24,632               10,445

  Shares redeemed                               (1,322,761)            (338,802)

  Increase (decrease) in net assets
  from capital share transactions                  108,642               44,477

  Net Assets

  Increase (decrease) during period                (45,171)             209,384

  Beginning of period                              707,330              497,946

  End of period                               $    662,159         $    707,330
                                              ____________         ____________

  *Share information

  Shares sold                                       80,768               23,632

  Distributions reinvested                           1,616                  602

  Shares redeemed                                  (75,605)             (21,379)

  Increase (decrease) in
  shares outstanding                                 6,779                2,855

  The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Stock Portfolio
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation - Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex- dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending - The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At December 31, 2000, the value of loaned securities was $50,718,000; aggregate collateral consisted of $51,235,000 in the securities lending collateral pool and U.S. government securities valued at $1,515,000.

     Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $412,455,000 and $281,898,000, respectively, for the year ended December 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $598,588,000. Net unrealized gain aggregated $83,936,000 at period-end, of which $133,385,000 related to appreciated investments and $49,449,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by fund as a reduction of dividend and interest income.

NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group (Price Group).

     The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $667,000 was payable at December 31, 2000. The fee, computed daily and paid monthly, is equal to 1.05% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $1,955,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended December 31, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $14,640,000 with certain affiliates of the manager and paid commissions of $24,000 related thereto.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Series, Inc. and Shareholders of International Stock Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Stock Portfolio (comprising T. Rowe Price International Series, Inc., hereafter referred to as the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 19, 2001

Tax Information (Unaudited) for the Tax Year Ended 12/31/00

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $1,274,000 from short-term capital gains,
o $19,110,000 from long-term capital gains, subject to the 20% rate gains category.

The fund will pass through foreign source income of $2,067,000 and foreign taxes paid of $922,000.

Annual Meeting Results

The T. Rowe Price International Portfolio held an annual meeting on October 15, 2000, to approve a new investment management agreement, to elect directors, and to ratify the appointment of PricewaterhouseCoopers LLP as the fund's independent accountants.

The results of voting were as follows (by number of shares):
For approval of a new investment  management agreement:

     Affirmative:                                          39,609,052.408
     Against:                                                 741,046.899
     Abstain:                                               1,989,349.992
     Total:                                                42,339,449.299

For nominees to the Board of Directors of  the International Stock Portfolio:

M. David Testa
Affirmative:                        41,376,705.086
Withhold:                              962,744.213
Total:                              42,339,449.299

Martin G. Wade
Affirmative:                        41,384,567.674
Withhold:                              954,881.625
Total:                              42,339,449.299

Anthony W. Deering
Affirmative:                        41,377,942.368
Against:                               961,506.931
Total:                              42,339,449.299

Donald W. Dick, Jr.
Affirmative:                        41,389,070.481
Against:                               950,378.818
Total:                              42,339,449.299

Paul M. Wythes
Affirmative:                        41,279,624.184
Against:                             1,059,825.115
Total:                              42,339,449.299

To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants:

Affirmative:                        40,390,832.681
Against:                               778,488.772
Abstain:                             1,170,127.846
Total:                              42,339,449.299


This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T.Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

TRP658 (2/01)
K15-069 12/31/00